                                                                   Exhibit 10.49


                                    ADDENDUM

This Addendum is entered into and rendered effective as of this 23rd day of July, 1997 (the "Effective Date"), by and between THE 3DO COMPANY, a California corporation with principal offices at 600 Galveston Drive, Redwood City, California, 94086, U.S.A. ("3DO") and MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD., a Japanese corporation with principal offices at 1006, Kadoma, Osaka, 571, Japan ("MEI"), for the purposes of modifying and amending that certain Technology Licensing Agreement which the parties entered into on December 7, 1995 (the "M2 License"), as amended by a prior Addendum, dated April 24, 1996 (the "First Addendum"), and by a subsequent Memorandum which the parties entered into on or about March 2, 1997 (the "Memorandum").

In consideration of the mutual representations, warranties and covenants contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, 3DO and MEI hereby agree as follows:


1.       DEFINITIONS

         1.1 "M2 Agreement", as used herein, shall mean, collectively, the M2 License, as amended by the First Addendum and the Memorandum.

         1.2 Unless otherwise defined herein, capitalized words and phrases used in this Addendum shall have the definitions and meanings set forth in the M2 Agreement.

2.       ROYALTIES WITH RESPECT TO M2 SOFTWARE PRODUCTS

         No royalties shall accrue, and neither MEI nor any software sublicensee of MEI, shall be obliged to pay any royalties to 3DO with respect to any M2 Software Products that are manufactured on or after January 1, 1998, for publishing in any media and/or via any form of distribution, and, accordingly, Sections 8.2, 8.3, 8.4, 8.5 and 8.6(a) of the M2 License are hereby deleted in their entirety from said agreement. Moreover, the enforceability of Sections 8.6(b), 8.7 and 8.8 of the M2 License, insofar as such Sections relate to any obligations of MEI (including, but not limited to, the payment of royalties from MEI to 3DO), is hereby irrevocably waived and rendered of no further force or effect, while each of said Sections shall continue in full force and effect with respect to any obligations of 3DO (including, but not limited to, the payment of royalties by 3DO to MEI (e.g., as referenced in Section 16.6 of the M2 License)).

3.       M2 AUTHORING SYSTEMS

         3.1 Any and all rights and licenses granted to 3DO under Section 11.1 of the M2 License are hereby terminated in their entirety; provided, however, notwithstanding the foregoing, MEI acknowledges and agrees that 3DO is entitled, without any obligation to pay any royalties or other compensation to MEI or any third party (as a consequence of any license or other rights with respect to M2 Authoring Systems granted by MEI to any such third party), to maintain possession of the M2 Authoring Systems (both Nubus and PC-based) that are in 3DO's possession or under its control, and to use such M2 Authoring Systems (i) in connection with the development of the Licensed Technology and the development of any Improvements and Adaptations thereof that 3DO, at its discretion, may elect to create, (ii) in connection with 3DO's fulfillment of any of its obligations under the M2 Agreement and/or this Addendum, (iii) to publicly display or otherwise

                                       1                            CONFIDENTIAL
demonstrate the 3DO M2 Titles (as defined in Section 6.1, below), (iv) in connection with the development of any software products that are compatible with any non-M2 API that are derivative works based on or otherwise derived from the 3DO M2 Titles (as referenced in Section 6.1, below), and (v) in connection with the development of any Non-M2 Authoring Systems. Notwithstanding the foregoing, 3DO acknowledges and agrees that (a) its entitlement to use any such M2 Authoring Systems in connection with the purposes referenced in clauses (i),
(ii), and (iii) of this Section 3.1 shall expire on June 30, 1998 or such later date as shall be expressly agreed upon by the parties in writing; and (b) its entitlement to use any such M2 Authoring Systems (as distinguished from any derivatives thereof) in connection with the purpose referenced in clause (iv) or this Section 3.1 shall expire on June 30, 1998.

         3.2 The words, "any M2 Authoring Systems or", appearing in the fourth line of Section 11.3 of the M2 License, are hereby deleted from said Section.

         3.3 The words, "M2 Authoring Systems (including development and authoring software, tools and utilities) or", appearing in the first, second and third lines of Section 11.4 of the M2 License, are hereby deleted from said Section.

4.       M2 PERIPHERAL PRODUCTS

         Any and all rights and licenses granted to 3DO under Section 12 of the M2 License are hereby terminated in their entirety.

5.       M2 ARCADE DEVICES

         5.1 The second sentence of Section 13.2 of the M2 License is hereby deleted from said Section.

         5.2 The sentence comprising Section 13.6 of the M2 License is hereby deleted in its entirety and replaced with the following sentence: "For purposes of clarification, the parties acknowledge and agree that the non-exclusive license granted by MEI to 3DO in this Section 13 includes no license with respect to M2 Software Products intended for use with M2 Arcade Devices, which software products are developed using the M2 API."

6.       M2 SOFTWARE PUBLISHING

         6.1 Any and all rights and licenses granted to 3DO under Section 14.1 of the M2 License are hereby terminated in their entirety; provided, however, notwithstanding the foregoing, MEI acknowledges and agrees that 3DO is entitled, without any obligation to pay any royalties or other compensation to MEI or any third party (as a consequence of any license or other rights with respect to M2 Software Products granted by MEI to any such third party), to:

                  (a) Retain reference copies of the source code and object code forms of the M2 Software Products that 3DO has had in development prior to the Effective Date of this Addendum, which consist of the software products that are familiarly known to the parties as "World Championship Racing" and "M2 Baseball" (collectively, the "3DO M2 Titles");

                  (b) Develop, manufacture, market, distribute and otherwise exploit, directly or indirectly, derivative works based on or otherwise derived from the 3DO M2 Titles or any portions thereof, (including, without limitation, conversions, ports and adaptations of such entertainment software programs), in such versions, releases, formats and media as are compatible with any interactive hardware platform(s) that are not M2 Hardware Product(s), and, in connection with the development of any such derivative works, 3DO may, at its discretion, (i) refer to and otherwise

                                       2                            CONFIDENTIAL
use and exploit the source code and object code forms of the 3DO M2 Titles, and
(ii) load, install, assemble, link, compile, execute, run, and otherwise use the 3DO M2 Titles (or any portions thereof) on any of the M2 Authoring Systems pursuant to Section 3.1 hereof;

                  (c) Display and perform the 3DO M2 Titles, whether publicly or privately, in connection with any demonstration by 3DO of its software development competence, provided that 3DO does not breach its obligation under the M2 Agreement to maintain the confidentiality of the M2 Hardware Product and/or associated M2 Peripheral Products (e.g., controllers) that is/are being used for any such display of the 3DO M2 Titles, and provided further that 3DO does not reference the "M2" format name or any M2 Platform Trademark in association with the 3DO M2 Titles; and

                  (d) Sell, license or otherwise transfer the 3DO M2 Titles "AS IS" (i.e., in their current state of development) to a third party or parties which has/have entered into an agreement with or otherwise been authorized by MEI to develop, manufacture and distribute M2 Arcade Devices, on such terms and conditions as 3DO shall be able to negotiate with any such third party or parties.

         6.2 Sections 14.2, 14.3, 14.4, 14.5, 14.6, 14.7, and 14.8 of the M2
License are hereby deleted in their entirety from the M2 License.

7.       COMPUTING DEVICES

         7.1 The second sentence of Section 17.1(b) of the M2 License is hereby deleted from said Section.

         7.2 The second sentence of Section 17.2 of the M2 License is hereby deleted from said Section.

8.       TRADEMARK MATTERS

         8.1 Any and all rights and licenses granted to 3DO under Section 19.1 of the M2 License are hereby terminated in their entirety.

         8.2 Sections 1.14, 2.2, 19.2, 19.3(b), 19.3(c), 19.3(d), 19.5, 26.2,
26.3, 26.4, and 26.5 of the M2 License are hereby deleted in their entirety from the M2 License.

         8.3 The words "or use of any of the Trademarks or the M2 Platform Trademark," appearing in the second and third lines of Section 24 of the M2 License are hereby deleted from said Section.

9.       THE M2 STANDARD

         9.1 The antecedent semicolon (";") and the words, "and (iii) if capable of", appearing in the tenth line of Section 1.7 of the M2 License, together with the remainder of the words comprising clause (iii) of such Section 1.7, are hereby deleted from said Section.

         9.2 Section 5.6 of the M2 License is hereby deleted in its entirety from the M2 License.


                                        3                           CONFIDENTIAL

10.      M2 CHIPSET PROGRAM

         10.1 Any and all rights granted to 3DO under Sections 10.1 and 10.2 of the M2 License are hereby terminated in their entirety; provided, however, notwithstanding the foregoing, MEI acknowledges and agrees that 3DO shall have a personal and non-transferable right to:

                  (a) Receive from MEI, at no expense to 3DO and upon 3DO's request, up to fifty (50) engineering samples from the first wafer lot of each version of the semiconductor devices familiarly known to the parties as [***], [***] and [***] (as referenced in Section 10.1 of the M2 License) for use solely in connection with 3DO's fulfillment of its obligations under the M2 Agreement and/or this Addendum;

                  (b) Purchase any and all of the Chipsets (including, without limitation, [***] and [***]) from MEI at reasonable prices and terms of payment to be negotiated and agreed upon by 3DO and MEI in good faith, subject to availability; and

                  (c) In the event that any particular quantity of any of the Chipsets should be unavailable for purchase from MEI at any time, 3DO may elect to purchase such desired quantity of any such Chipset(s) directly from the foundry or foundries that are then-serving as the sources of production of the affected Chipset(s), at such prices as 3DO is able to negotiate with the third-party foundry or foundries, provided that 3DO shall pay directly to MEI a reasonable chipset royalty as imposed by MEI. For this purpose, the royalty reporting and payment provisions of Section 8.6(b), 8.7, 8.8, 8.9, and 8.10 of the M2 License shall apply mutatis mutandis with respect to 3DO's obligation to pay chipset royalties to MEI.

         10.2 The second sentence of Section 10.3 of the M2 License is hereby deleted from said Section.

11.      FUTURE LICENSE TO 3DO

         3DO acknowledges and agrees that in the event it should desire to develop (or have developed) and distribute any M2 Authoring Systems, M2 Peripheral Products, M2 Software Products, and/or any software products or peripheral products compatible with any other M2 Hardware Products, at any time and/or in any part of the world, it shall be incumbent upon 3DO to first negotiate and execute a separate written agreement with MEI regarding the license and related rights required for 3DO to undertake such activities. MEI and 3DO both acknowledge and agree that, notwithstanding the parties' good faith negotiations and efforts to agree upon reasonable terms and conditions regarding any such license desired by 3DO, nothing herein shall be construed to require MEI to enter into any such agreement.

12.      CONFIDENTIALITY

         The words, "twenty-five (25) years", appearing in the first and second lines of Section 25.3 of the M2 License are hereby deleted and replaced with the words, "ten (10) years."

13.      M2 ACCELERATOR

         Section 15 of the M2 License is hereby deleted in its entirety from the M2 License.

14.      NOTICE OF MODIFICATIONS, OTHER RIGHTS

         Sections 18.1, 18.2 and 18.3 of the M2 License are hereby deleted in their entirety from the M2 License.


                                        4                           CONFIDENTIAL

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

15.      LIMITED WARRANTIES OF 3DO

         A comma (",") and then the words, "to the extent such products are authorized to be", are hereby inserted at the end of the second line of Section 21.1(c) of the M2 License, immediately after the word, "Products." In addition, another comma (",") is hereby inserted in the third line of Section 21.1(c) of the M2 License, immediately after the word, "hereunder."

16.      VARIOUS INTELLECTUAL PROPERTY MATTERS

         Section 26.1 of the M2 License is hereby deleted in its entirety from the M2 License.

17.      SEMI-ANNUAL MEETINGS

         Section 29.5 of the M2 License is hereby deleted in its entirety from the M2 License.

18.      PC M2 DEVELOPMENT SYSTEM

         18.1 Within five (5) days following the Effective Date of this Agreement, 3DO shall provide MEI with prototype hardware and software components for a PC-based M2 development system, to the extent such items exist as of the Effective Date hereof (collectively, the "PC M2 Dev System"), which tangible items were previously developed by or for 3DO and are set forth in Exhibit A, attached hereto (and which may include other items if mutually agreed upon by the parties in writing).

         18.2 MEI acknowledges and agrees that all deliverable items comprising the prototype PC M2 Dev System are provided by 3DO on an "AS IS" basis, without any representation or warranty of any kind or character, and that 3DO shall have no obligation or liability to MEI or any third party regarding MEI's use or operation, or inability to use or operate, the PC M2 Dev System or any portion or derivative thereof.

         18.3 The PC M2 Dev System shall be delivered F.O.B., 3DO's shipping facilities in Redwood City, CA. 3DO shall deliver the PC M2 Dev System to the third-party carrier designated by MEI, or, in the absence of such instructions, to a qualified carrier selected by 3DO which shall be deemed to act as MEI's agent notwithstanding any payment by 3DO (at 3DO's sole discretion) of any freight charges made for MEI's account; provided, however, MEI, at its option, may elect to have its designated representative accept delivery of the PC M2 Dev System in person at 3DO's offices in Redwood City, California. Title to the physical items comprising the PC M2 Dev System shall pass to MEI at the designated F.O.B. point (subject to 3DO's rights and interests therein as referenced in Section 3, above and Section 18.5, below). 3DO shall have no liability for any events occurring during shipment. Any claim for damages or loss must be filed with the designated or selected carrier.

         18.4 Consistent with the termination of 3DO's license and related rights under Section 11.1 of the M2 License (as referenced in Section 3.1, above), and in furtherance of MEI's exclusive rights to manage the software development and publishing programs regarding M2 Software Products and the hardware development and manufacturing programs regarding M2 Hardware Products (as set forth in Section 9 of the M2 License), 3DO hereby grants MEI, under 3DO's intellectual property rights relating to the 3DO Dev System Technology,
(i) a non-exclusive, fully-paid up, royalty-free, worldwide, perpetual license to modify, prepare derivative works, and otherwise use and exploit the 3DO Dev System Technology, and (ii) an exclusive, fully-paid, royalty-free, worldwide, perpetual license to make (or have made), lease, license, sell, and otherwise distribute, directly or indirectly, units of the PC M2 Dev System and/or any derivative


                                       5                            CONFIDENTIAL
thereof developed by or for MEI. The term, "3DO Dev System Technology", as used herein means all technical data, methods, processes, formulae, inventions, discoveries, software source and object code in all stages of development, and other technical information regarding the PC M2 Dev System that 3DO has developed as of the date hereof (including any work-in-process), whether or not patentable, that is necessary for the development, manufacture, distribution or use of the PC M2 Dev System, and that is owned by 3DO, or to which 3DO has the right to grant licenses of the scope granted herein. MEI acknowledges and agrees that it will need to enter into additional licenses with third parties (as listed in Exhibit B, attached hereto, which 3DO agrees is a complete list of all third-party technology incorporated in the PC M2 Dev System for which separate licenses are required) prior to any commercialization of the PC M2 Dev System.

         18.5 Notwithstanding the provisions of Section 18.4, above, MEI acknowledges and agrees that 3DO is entitled to prepare derivative works and otherwise use, directly or indirectly, the PC M2 Dev System in connection with the exercise of the various licenses and rights both granted to and reserved by 3DO under the M2 Agreement, as amended hereby.

         18.6 3DO agrees to indemnify and hold MEI harmless from and against any claim that the PC M2 Dev System (but specifically excluding any claims relating to the third-party technologies referenced in Exhibit B, attached hereto) infringes upon the U.S. copyrights and/or trade secrets of any third party located within the U.S. As a condition to indemnification, MEI shall promptly inform 3DO in writing of the assertion of any such claim, and the parties shall cooperate with and assist one another with respect to the defense and/or settlement of such matter (in a manner consistent with their respective confidentiality obligations and preservation of attorney/client, work product and other privileges). MEI shall have the right to participate in the defense of any such claim with counsel of MEI's own choosing, at MEI's expense, provided that 3DO shall have the right at all times to control the defense of any claim for which it has an indemnity obligation hereunder. MEI hereby confirms that it shall not agree to the settlement of any such claim prior to judgment thereon by any court of competent jurisdiction unless 3DO's written consent is first obtained, which consent shall not be unreasonably withheld.

19.      ADDITIONAL WARRANTIES

         3DO represents and warrants solely for the benefit of MEI that (i) to the best of 3DO's knowledge and belief, it has not heretofore granted to any third party any right or license with respect to the Licensed Technology that is inconsistent with the M2 Agreement and this Addendum, and (ii) it will not hereafter grant to any third party any right or license with respect to the Licensed Technology that is inconsistent with the M2 Agreement and this Addendum.

20.      3DO SHARES OWNED BY MEI

         20.1 MEI hereby represents and warrants that it has in its possession stock certificates evidencing all of the shares of common stock of 3DO currently beneficially owned and/or held of record by MEI which shares in the aggregate total three million two hundred fourteen thousand two hundred and eighty-five (3,214,285) shares of common stock of 3DO (collectively, the "3DO Shares").

         20.2. MEI hereby irrevocably and unconditionally assigns, transfers, and conveys to 3DO all rights, title and interests in and to the 3DO Shares.

         20.3 Within five (5) working days following the Effective Date of this Addendum, MEI shall make commercially reasonable arrangements for the prompt delivery to 3DO, via air mail or recognized international overnight courier service or delivery in person (and, in any event, such delivery to 3DO shall occur no later than July 31, 1997), at its principal offices in Redwood City, California, of any and all stock certificates evidencing the 3DO Shares, together with an

                                       6                            CONFIDENTIAL
appropriate stock transfer power, duly completed and validly executed by a duly-authorized representative of MEI. Notwithstanding the foregoing, 3DO, at its option, may elect to have its designated representative accept delivery of the stock certificates evidencing the 3DO Shares in person at MEI's offices in Osaka, Japan.

         20.4 MEI represents and warrants that (i) to the best of MEI's knowledge and belief, it has not previously sold, assigned, leased, licensed, or in any other way disposed of or encumbered any of the 3DO Shares, nor made or entered into any agreement or other arrangement with any third party that is inconsistent with any of the provisions of this Section 20 of this Addendum or that derogates from or otherwise adversely affects 3DO's exclusive ownership of all rights, title and interests in and to the 3DO Shares free from all claims of any third parties; and (ii) it shall execute and deliver such additional documents, as may be reasonably requested of it from time to time to fully vest in 3DO all rights, title and interests in and to the 3DO Shares, as well as to evidence or otherwise perfect 3DO's rights, title and interests in and to any and all of the 3DO Shares.

         20.5 3DO acknowledges and agrees that, except as set forth in Section 20.4, above, the 3DO Shares are hereby transferred on an "AS IS" basis and MEI expressly disclaims all other representations, warranties and liabilities relating to the 3DO Shares.

21. Except as expressly modified and/or amended in accordance with the provisions of this Addendum, all other terms and conditions set forth in the M2 Agreement shall remain if full force and effect and continue to bind the parties, and their respective successors and assigns.


In witness whereof, the duly-authorized representatives of the parties have executed this Addendum as of the date first set forth above.



     THE 3DO COMPANY               MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.


By___________________________         By__________________________

Name_________________________         Name________________________

Title________________________         Title_______________________



                                        7                           CONFIDENTIAL

                                                                       Exhibit A



                            PC-BASED AUTHORING SYSTEM
                                  DELIVERABLES


Notes:
1. Functionality Supported, ("Func. Supt."), means that the listed item is intended to be included in the PC-Based Authoring System, and that the item's function is intended to be supported.
2. Starred Items ("*") are [***] code and therefore subject to the [***] general public license agreement.


1.0    SOFTWARE

A.     Programming Tools

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Compiler                [***]                                      Yes            No         No
       Assembler               [***].exe*                                 Yes            Yes        Yes
       Assembler               [***].exe                                  Yes            No         No
       Linker                  link.3do.exe                               Yes            Yes        Yes
       Librarian               [***].exe                                  Yes            No         No
       Make File Gen.          Create.exe                                 Yes            Yes        Yes
       Dump Tool               dump3do.exe                                Yes            Yes        Yes
       Debugger GUI            terminal.exe                               Yes            Yes        Yes
       Debugger                [***]*(PPC-3DO-M2)                         Yes            Yes        Yes

B.     Example Code

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Example Code            Folder:Assembly                            No             Yes        Yes
       Example Code            Folder:Audio                               No             Yes        Yes
       Example Code            Folder:Driver                              No             Yes        Yes
       Example Code            Folder:EventBroker                         No             Yes        Yes
       Example Code            Folder:FileSystem                          No             Yes        Yes
       Example Code            Folder:Graphics                            No             Yes        Yes
       Example Code            Folder:Kernel                              No             Yes        Yes
       Example Code            Folder:Mercury                             No             Yes        Yes
       Example Code            Folder:Miscellaneous                       No             Yes        Yes
       Example Code            Folder:[***]                               No             Yes        Yes
       Example Code            Folder:Streaming                           No             Yes        Yes

C.     M2 Operating System

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Folios                  Folder:System.m2                           Yes            Yes        Yes


D.     M2 Programming Interface

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Includes                Folder:includes                            Yes            Yes        Yes
       Libraries               Folder:libs                                Yes            Yes        Yes
       Libraries               Folder:System.m2/modules                   Yes            Yes        Yes


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

E.     Communication Interface

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       PC-M2 Interface         wp.exe                                     Yes            Yes        Yes

F.     Graphics Tools

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Texture Page Tool       utfcat.exe                                 Yes            Yes        Yes
       Texture Page Tool       utfinfo.exe                                Yes            Yes        Yes
       Texture Page Tool       utfpage.exe                                Yes            Yes        Yes
       Texture Page Tool       utfpipcat.exe                              Yes            Yes        Yes
       Texture Page Tool       utfpipsub.exe                              Yes            Yes        Yes
       Texture Page Tool       utfquantmany.exe                           Yes            Yes        Yes
       Texture Page Tool       utfsplit.exe                               Yes            Yes        Yes
       Texture Page Tool       utfunpage.exe                              Yes            Yes        Yes
       Texture Page Tool       psdtoutf.exe                               Yes            Yes        Yes
       Texture Page Tool       quantizer.exe                              Yes            Yes        Yes
       Texture Page Tool       quanttopip.exe                             Yes            Yes        Yes
       Texture Page Tool       sgitoutf.exe                               Yes            Yes        Yes
       Texture Page Tool       tifftoutf.exe                              Yes            Yes        Yes
       Texture Page Tool       utfaclean.exe                              Yes            Yes        Yes
       Texture Page Tool       utfaddlod.exe                              Yes            Yes        Yes
       Texture Page Tool       utfapip.exe                                Yes            Yes        Yes
       Texture Page Tool       utfatmod.exe                               Yes            Yes        Yes
       Texture Page Tool       utfcompress.exe                            Yes            Yes        Yes
       Texture Page Tool       utffit.exe                                 Yes            Yes        Yes
       Texture Page Tool       utfflip.exe                                Yes            Yes        Yes
       Texture Page Tool       utfinfo.exe                                Yes            Yes        Yes
       Texture Page Tool       utflitdown.exe                             Yes            Yes        Yes
       Texture Page Tool       utfmakelod.exe                             Yes            Yes        Yes
       Texture Page Tool       utfmakepip.exe                             Yes            Yes        Yes
       Texture Page Tool       utfmakesame.exe                            Yes            Yes        Yes
       Texture Page Tool       utfmerge.exe                               Yes            Yes        Yes
       Texture Page Tool       utfmipcat.exe                              Yes            Yes        Yes
       Texture Page Tool       utfmodpip.exe                              Yes            Yes        Yes
       Texture Page Tool       utfpopfine.exe                             Yes            Yes        Yes
       Texture Page Tool       utffresize.exe                             Yes            Yes        Yes
       Texture Page Tool       utfstrip.exe                               Yes            Yes        Yes
       Texture Page Tool       utfuncompress.exe                          Yes            Yes        Yes
       Texture Page Tool       utfunmip.exe                               Yes            Yes        Yes

G.     Geometry Compiler

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Geometry Compiler       [***].exe                                  Yes            Yes        Yes

H.     3D Converters

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       [***]                   [***].exe                                  Yes            Yes        Yes
       [***]                   [***].exe                                  Yes            Yes        No
       [***]                   [***].exe                                  Yes            Yes        Yes
       [***]                   [***].exe                                  Yes            Yes        Yes

I.     Font Builder


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

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Fontbuilder (english-only)                                         No             Yes        Yes

J.     Audio Tools

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Sound Data Comp.        Squashsnd.exe                              Yes            Yes        Yes
       Midi Data Dump          dumpMF.exe                                 Yes            Yes        Yes

K.     Streaming Tools

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       Chunked file maker      Audchnk.exe                                Yes            Yes        No
       Chunked file maker      [***]Audio.exe                             Yes            Yes        Yes
       Chunked file maker      [***]Vchk.exe                              Yes            Yes        Yes
       Chunked file maker      Datachnk.exe                               Yes            Yes        Yes
       Weaver                  Weaver.exe                                 Yes            Yes        Yes
       Stream Data Dump        dmpstrm.exe                                Yes            Yes        Yes

L.     CD Mastering Tools

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       CD Image Layout         laytool.exe                                Yes            Yes        Yes

M.     Viewer

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       [***]File Viewer        [***].exe                                 as-is           Yes        No

N.     [***]

       Type                    Current Sample Level                Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       [***]                        burn (update from ROM only)        Yes      Yes     Yes


2.0    HARDWARE

A.     Physical Hardware

       Type                    Current Sample Level                Status                                    _
       -------------------------------------------------------------------------------------------------------
       PC-Dev Adaptor.          Beta Version                            Delivered to MEI previously

B.     Documentation

       Type                    Current Sample Level                Func. Supt.     Source        _
       ------------------------------------------------------------------------------------------------
       PC-Dev Adaptor.          Schematic Diagram                          Yes         photocopy and file
       Verilog for Xilinx Chip Yes                                       electronic file


3.0    ROM CODE

       Type                                                        Func. Supt.        Object     Source
       ------------------------------------------------------------------------------------------------
       [***] ROM Code For adaptors                                        Yes            Yes        Yes


4.0    DOCUMENTATION

       Type                                                        Func. Supt.                   Source
       ------------------------------------------------------------------------------------------------
       Manual for GUI based debugger                                      Yes                       Yes

                                                                       Exhibit B

                                        10                          CONFIDENTIAL

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       THIRD PARTY TECHNOLOGY INCORPORATED
                        IN THE PC-BASED AUTHORING SYSTEM


Type                    Name/Version                        Vendor
------------------------------------------------------------------
Compiler                [***] Version [***]                  [***]
Assembler               [***].exe*                           [***]
Assembler               [***].exe                            [***]
Librarian               [***].exe                            [***]
Debugger                [***].exe (PPC-3DO-M2)               [***]


                                       11                           CONFIDENTIAL

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.